EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005 (date of authorizing board meeting)

Community First Financial Corporation

(Exact name of registrant as specified in its charter):

Virginia	000-49909	81-0556879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1646 Graves Mill Road, Lynchburg, VA 24502

(Address of principal executive offices) (Zip Code):

Registrant’s telephone number, including area code: 434.386.6312

Not applicable

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): Not applicable

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2005 the Board of Directors of Community First Financial Corporation approved an amendment to the Company’s bylaws that will be effective immediately. The amendment to the bylaws reflects the board’s decision to compensate Directors who are of regular employment of the Bank or of one of its affiliates. A copy of the bylaws amendment is attached as Exhibit 3.(ii).

Item 9.01 Exhibit.

Amended Bylaws dated January 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST FINANCIAL CORPORATION	Date: January 21, 2005

/s/ F. F. Falls
F. F. Falls
Vice President “Chief Financial Officer”